EXHIBIT 23


      CONSENT OF INDEPENDENT ACCOUNTANTS

     We   consent  to  the  incorporation   by
reference  in  the Registration  Statement  on
Form S-8 (No. 1-09100) of Gottschalks Inc.  of
our report dated June 6, 2000, with respect to
the  financial statements and schedule of  the
Gottschalks   Inc.  Retirement  Savings   Plan
included in this Annual Report Form 11-K for the year ended December 31, 1999.



By /s/Mohler, Nixon & Williams
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MOHLER, NIXON & WILLIAMS
Accountancy Corporation

Campbell, California
June 27, 2000